INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Revenues:
License	$ 5,872	$ 7,890
Services	78,578	67,389
Total Revenues	84,450	75,279
Cost of revenues:
License	271	273
Services	50,692	47,631
Total cost of revenues	50,963	47,904
Gross profit	33,487	27,375
Operating expenses:
Research and development, net	5,006	5,744
Selling, marketing, general and administrative	17,505	15,074
Total operating expenses	22,511	20,818
Operating income	10,976	6,557
Financial expenses (income), net	344	(57)
Income before taxes on income	10,632	6,614
Taxes on income	1,728	462
Net income	8,904	6,152
Attributed to non-controlling interests	52	25
Attributed to redeemable non-controlling interest	(13)	0
Adjustment to redeemable non-controlling interest	96	0
Net income attributed to Sapiens' shareholders	$ 8,769	$ 6,127
Net earnings per share attributable to Sapiens' shareholders
Basic (in dollars per share)	$ 0.19	$ 0.13
Diluted (in dollars per share)	$ 0.18	$ 0.13